BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive - Suite 209
                          Coral Springs, Florida 33071
                                 (954) 752-1712

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated December 13, 1999 in this Registration Statement on Amendment Number One to Form SB-2 of National Rehab Properties, Inc.


                                                /s/ Baum & Company, P.A.
                                                ------------------------------


                                      II-9